August 2013 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com Exhibit 99.1

• Certain of the statements included in this presentation constitute forward-looking statements. Forward- looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon the Company. Words such as “expect,” “predict,” “believe,” “estimate,” “project,” “intend,” “should,” “will,” “shall,” or variations of such words are generally part of forward-looking statements. Examples of forward-looking statements include expectations about the Company’s future financial performance, the Company’s strategy and future conditions in the industry and the general economy. There can be no assurance that future developments affecting the Company will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: levels of demand for the Company’s products, raw material and transportation costs related to petroleum prices, the cost and availability of capital, general economic and competitive conditions related to the Company’s business, and the availability and price of energy. The Company does not intend and is under no obligation, to update any particular forward-looking statement included in this presentation. See the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for discussion of certain risks relating to the Company’s businesses and investment in its securities. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2 Cautionary Statements Regarding Forward-Looking Statements and Sources of Information The Dixie Group, Inc.

• Began operations in 1920 • Transitioned from textiles to floorcovering in 1990’s – now 100% floorcovering • Refined focus on upper-end markets in 2004 • For over 90 years we have focused on specialized products • Traditionally we have outperformed the industry and expect to do so in the future 3 Dixie History

Dixie Today • Commitment to brands in the upper- end market with strong growth potential • Diversified between Commercial and Residential markets • Diversified customer base – Top 10 carpet customers • 17% of sales – Top 20 carpet customers • 20% of sales 4

New and Existing Home Sales Seasonally Adjusted Annual Rate New 1,000 Existing 1,000 Source: National Association of Realtors (existing) and census.gov/const/c25 (new). 5 3,000 3,500 4,000 4,500 5,000 5,500 250 300 350 400 450 500 550 600 Jan '10 July Jan '11 July Jan '12 July Jan '13 New and existing home sales:  “Americans snapped up new homes in June at the fastest pace in five years, a sign the housing recovery is strengthening.” The Associated Press July 24, 2013  “Affordability conditions remain favorable in most of the country, and we’re still dealing with a large pent-up demand” Lawrence Yun, Chief Economist National Association of Realtors July 22, 2013

6 Steady recovery in 2009 through 2012 with predicted similar pattern for 2013 Millions of dollars Residential Remodeling Harvard Study Leading Indicator of Remodeling Activity TTM rate of change Projected 2013 activity

7 2013 We are seeing a rebound in the relationship between carpet and rug shipments and GDP We believe that the 2013 will be the year we start to see housing outpace GDP growth as it catches up to household formation The Industry versus GDP

Residential and Commercial Fixed Investment 8 Rebound in residential activity Rebound in commercial activity Year to date 2013 shows stronger growth; Expect this growth to continue as the year progresses

9 Consumer Sentiment Conference Board July 2013:  “Consumer spending is maintaining momentum as consumer confidence gains some strength. Job growth has bolstered confidence and wage growth has begun a modest upward trend.”  “That said, having spent the past few years paying off debt, consumers can finally put into play some long delayed replacement purchasing.” Lynn Franco, Director of The Conference Board Consumer Research Center. 1966 = 100

The Stock Market 10 July 2013 The stock market has rebounded to pre-recession levels 2013 is positive but still subject to macro events: Europe, US Fiscal Issues, China, Middle East

The Industry as compared to The Dixie Group 11 Source: U.S. Bureau of Economic Analysis and Company estimates

2012 U.S. Carpet Manufacturers 12 Source: Floor Focus – includes carpet as broadloom and modular tile, excludes rug sales Carpet Leaders Dollars in Millions % Total Shaw (Berkshire Hathaway) $ 2,996 38.7% Residential & Commercial Mohawk (MHK) $ 1,869 24.2% Residential & Commercial Beaulieu (Private) $ 625 8.1% Residential & Commercial Interface (TILE) $ 421 5.4% Commercial Only Engineered Floors (Private) $ 285 3.7% Residential Only Dixie (DXYN) $ 266 3.4% Residential & Commercial Other $ 1,317 16.5% Residential & Commercial Market $ 7,656 100.0%

U.S. 2013 Q2 TTM Carpet Market 13 Sales $7.7 Billion Source: Floor Focus – Broadloom & Carpet Tile Dixie versus the Industry Dixie 2013 Q2 TTM Market

Carpet Dollar Sales Indexed to 2009 14

Carpet Unit Sales Indexed to 2009 15

Industry Positioning The Dixie Group 16 • Strategically our residential and commercial businesses are driven by our relationship to the upper end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up to date styling and design – Be quality focused with the reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven

Residential Market Positioning The Dixie Group 17 BROADLOOM RESIDENTIAL SALES = $7.0 Billion (2012 $’s) 35% Market Share T OT AL M AR K E T : SQUAR E Y AR DS OR S ALE S DOL L AR S ESTIMATED TOTAL WHOLESALE MARKET FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS Positioning of Dixie Brands by Price Point Segment (Over $20 per SQ YD) Dixie Home Fabrica INDUSTRY AVERAGE PRICE/ SQ YD $0 $14 $21 $28 $35 $42 $49 Note: Industry average price is based on sales reported through industry sources. Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc. $8 Masland

Dixie Group High-End Residential Sales All Brands 18 Sales by Brand for TTM Q2 2013

Dixie Group High-End Residential Sales All Brands 19 Sales by Channel for TTM Q2 2013

DIXIE HOME

THE DIXIE GROUP



- Well-styled moderate to upper priced residential broadloom line
  - Known for differentiated pattern and color selection
- Dixie provides a "full line" to retailers
  - Sells Specialty and Mass Merchant retailers
- Growth initiatives
  - Stainmaster® Tru Soft® Fiber Technology
  - Stainmaster® SolarMax® Fiber Technology
  - Durasilk Polyester

20

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 30% of sales directly involve a designer • Hand crafted and imported rugs • Growth initiative – Stainmaster® TruSoft ® Fiber Technology – Wool products in both tufted and woven constructions 21

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 40% of sales directly involve a designer • Hand crafted and imported rugs • Growth initiatives – Stainmaster® TruSoft ® Fiber Technology – Fabrica Permaset dyeing process “unlimited color selection in wool” 22

“Manufacturing excellence”

“Quality without compromise!”

“Results in beauty on the floor!”

“… and more beauty !”

Commercial Market Positioning The Dixie Group 27 • We focus on the “high end specified soft floorcovering contract market” • We have positioned our brands to serve this market through: – Our Masland Contract division • Broad product line for diverse commercial markets through a direct sales model – Our Avant division • Corporate focus using a multi- line sales agent based model – Our Masland Residential sales force • Sells “main street commercial” through retailers

• Premium brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base – Nordstrom’s, Target, Delta Air Lines, AECOM, Club Corp • Growth initiative – SPEAK modular carpet tile and FIT office remodel collections – End User Channel 28

29 Sales by Channel for TTM Q2 2013 Channels: Interior Design Specifier and Commercial End User

• Avant is our newest division • Dedicated to servicing the designer through the multi-line interior finishes sales agent • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings 30

- 50 100 150 200 250 300 350 2006 2007 2008 2009 2010 2011 2012 2013 Annualized 314 305 272 199 225 263 258 306 17 16 11 6 6 7 8 12 Carpet Sales Processing Sales 31 $331 $321 $283 $203 $231 $270 Dixie Group Sales $ in millions $266 $318

Sales & Operating Income $ in millions 32 In 2013 our key objectives are: • Introduction of our SPEAK modular carpet tile and FIT office remodel collections • Expansion of our Stainmaster ® TruSoft ® and SolarMax ® residential products • Expansion of our wool “permaset” dyeing process for color flexibility • Integration of our Robertex wool, Crown rug and Colormaster dye operations • Expansion of our Eton carpet tufting and Roanoke yarn operations Note: Non-GAAP reconciliation starting on slide 33 Y 2007 Y 2008 Y 2009 Y 2010 Y 2011 Y 2012 YTD2013 Net Sales 320.8 282.7 203.5 231.3 270.1 266.4 159.1 Net Income (Loss) 6.2 (31.5) (42.2) (4.7) 1.0 (0.9) 2.3 Non-GAAP Adjusted Op. Income 16.7 1.5 (8.4) (1.0) 5.1 3.2 6.3 Non-GAAP Adjusted EBITDA 29.6 15.2 5.1 10.6 14.8 12.6 11.3 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Net Sales 62.9 66.6 65.8 71.1 75.4 83.6 Net Income (Loss) (0.2) (0.4) 0.1 (0.4) 0.6 1.6 Non-GAAP Adjusted Op. Income 0.8 0.4 1.1 0.9 2.5 3.8 Non-GAAP Adjusted EBITDA 3.2 2.7 3.5 3.2 5.0 6.3

Current Business Conditions

THE DIXIE GROUP

Second quarter 2013 activity:

- The residential floorcovering market strengthened throughout the quarter. The market is growing due to an improving housing sector.
- Residentially we have momentum in our Stainmaster ® TruSoft ®, Stainmaster ® SolarMax ® and wool product offerings and an expanded sales force as we focus on gaining retailer space.
- Commercially our sales force has been re-aligned with expanded coverage and focus. We are pleased with the our new SPEAK high performance modular carpet tile and FIT office remodel collections.
- Operational improvements include:
  - Expanding our yarn capacity by 13% in 2013
  - Expanding our Eton tufting operation to more product categories
  - Integrating our Colormaster dye line for lower cost
  - Integrating our Robertex wool operation for more product diversity

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Outlook for 2013 We believe that: • The residential housing & commercial end use markets are gaining momentum and our upper-end customer is more confident. • We have positive market reception to our new products: - Masland and Fabrica Wool Collections continued growth - New Stainmaster® SolarMax® and TruSoft ® products - New modular tile SPEAK and FIT office remodel collections • Our investments, such as the Colormaster continuous dyeing, machine tufted rugs, Robertex wool operation and additional yarn processing capacity, will allow us to continue above industry average growth. Our results to date in 2013: • Sales for the 1st quarter were up 20% and the 2nd quarter were up 26%. Our experience in the 3rd quarter reflects a strengthening market as sales and orders are more than 30% ahead of this same time period last year. 34

Non-GAAP Information 36 Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Operating Income as Operating Income plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 2) The Company defines Adjusted EBIT as net income plus taxes and plus interest. (Note 3) The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined and plus other (income) expense - net. (Note 4) The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures net of asset sales. The change in net working capital is the change in current assets less current liabilities between periods. (Note 5)

Use of Non-GAAP Financial Information:

Adjusted Operating Income (Loss) - Note 2

($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Operating income (loss)	620	(40)	820	415	1,677	3,271
Plus: Facility consolidation and severance expenses	-	-	-	-	-	-
Plus: Impairment of assets	-	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-	-
Plus: Manufacturing expansion & integration costs	148	399	307	530	794	516
Non-GAAP Adj. Operating Income (Loss) (Note 2)	$ 768	$ 359	$ 1,127	$ 945	$ 2,471	$ 3,787

Adjusted Earnings before Interest and Taxes (EBIT) - Note 3

($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Net income (loss) as reported	(181)	(433)	102	(415)	636	1,645
Less: Income (loss) from discontinued, net tax	(77)	(29)	(167)	(2)	(15)	(32)
Plus: Taxes	(5)	(303)	(41)	(52)	23	620
Plus: Interest	726	762	781	877	995	869
Non-GAAP Adjusted EBIT (Note 3)	$ 617	$ 55	$ 1,009	$ 412	$ 1,669	$ 3,166

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) - Note 4

($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Non-GAAP Adjusted EBIT (from above)	617	55	1,009	412	1,669	3,166
Plus: Depreciation and amortization	2,402	2,379	2,355	2,259	2,513	2,559
Plus: Facility consolidation and severance expenses	-	-	-	-	-	-
Plus: Impairment of assets	-	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-	-
Plus: Manufacturing expansion & integration costs	148	399	307	530	794	516
Plus: Other (income) expense - net	3	(95)	(189)	3	8	105
Non-GAAP Adjusted EBITDA (Note 4)	$ 3,170	$ 2,738	$ 3,482	$ 3,204	$ 4,984	$ 6,346

37

Use of Non-GAAP Financial Information:

Note a: Restated

Adjusted Operating Income (Loss) - Note 2

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013 YTD
Operating income (loss)	16,707	(28,460)	(45,389)	(2,570)	5,668	1,815	4,948
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	(563)	-	-
Plus: Impairment of assets	-	4,478	1,459	-	-	-	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-	-	-
Plus: Manufacturing expansion & integration costs	-	-	-	-	-	1,383	1,310
Non-GAAP Adjusted Operating Income (Loss) (Note 2)	$ 16,707	$ 1,456	$ (8,433)	$ (1,014)	$ 5,105	$ 3,198	$ 6,258

Adjusted Earnings before Interest and Taxes (EBIT) - Note 3

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013 YTD
Net income (loss) as reported	6,247	(31,481)	(42,241)	(4,654)	986	(927)	2,281
Less: Income (loss) from discontinued operations, net of	(521)	(313)	(382)	(281)	(286)	(275)	(47)
Plus: Taxes	3,686	(2,931)	(8,870)	(2,604)	684	(401)	643
Plus: Interest	6,347	5,965	5,521	4,124	3,470	3,146	1,864
Non-GAAP Adjusted EBIT (Note 3)	$ 16,801	$ (28,134)	$ (45,208)	$ (2,853)	$ 5,426	$ 2,093	$ 4,835

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) - Note 4

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013 YTD
Non-GAAP Adjusted EBIT (from above)	16,801	(28,134)	(45,208)	(2,853)	5,426	2,093	4,835
Plus: Depreciation and amortization	12,941	13,752	13,504	11,575	9,649	9,396	5,072
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	(563)	-	-
Plus: Impairment of assets	-	4,478	1,459	-	-	-	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-	-	-
Plus: Manufacturing Realignment & Colormaster startup	-	-	-	-	-	1,383	1,310
Plus: Other (income) expense - net	(94)	(326)	(181)	282	242	(278)	113
Non-GAAP Adjusted EBITDA (Note 4)	$ 29,648	$ 15,208	$ 5,071	$ 10,560	$ 14,754	$ 12,594	$11,330

39 Non-GAAP Information Due to rounding, totals of the quarterly information for each of the years reflected may not necessarily equal the annual totals. Free Cash Flow (FCF) - Note 5 ($ in thousands) Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Non-GAAP Adjusted EBIT (from above) 617 55 1,009 412 1,669 3,166 Times: 1 - Tax Rate = EBIAT 401 36 656 268 1,085 2,058 Plus: Depreciation and Amortization 2,402 2,379 2,355 2,259 2,513 2,559 Plus: Non Cash Impairment of Assets and Goodwill - - - - - - Minus: Net change in Working Capital 5,431 4,250 812 48 2,923 8,851 Non-GAAP Cash from Operations (2,628) (1,835) 2,199 2,479 675 (4,234) Minus: Capital Expenditures net of Asset Sales 1,132 557 298 2,065 2,580 3,441 Minus: Business / Capital acquistions 9,142 - - Non-GAAP Free Cash Flow (Note 5) (3,760) (2,392) 1,901 (8,728) (1,905) (7,675) Current Assets 106,235 111,395 111,841 115,055 122,065 132,985 Current Liabilities 34,387 35,297 34,931 38,097 42,184 44,253 Net Working Capital 71,848 76,098 76,910 76,958 79,881 88,732 Change in Net Working Capital 5,431 4,250 812 48 2,923 8,851 Use of Non-GAAP Financial Information: